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EXHIBIT 32.1


CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



To the best of their knowledge the undersigned hereby certify that the Annual Report on Form 10-K of RPC, Inc. for the period ended December 31, 2003, fully complies with the requirements of Section 13(a) of The Securities Exchange Act of1934 (15 U.S.C.78m) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of RPC, Inc..



Date:  March 5, 2004
                                   /s/ Richard A. Hubbell
                                   ---------------------------------------------
                                   Richard A. Hubbell
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)



Date:  March 5, 2004
                                   /s/ Ben M. Palmer
                                   ---------------------------------------------
                                   Ben M. Palmer
                                   Vice President, Chief Financial Officer and
                                   Treasurer
                                   (Principal Financial and Accounting Officer)